UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                December 1, 1999
                   Date of Report (Date of earliest reported)

                            AmeriNet Group.com, Inc.
             (Exact name of registrant as specified in its chapter)

                                    Delaware
                 (State or other jurisdiction of incorporation

                                   000-03718
                            (Commission File Number)

                                   11-2050317
                       (IRS Employer Identification No.)

        2500 North Military Trail, Suite 225; Boca Raton, Florida 33431
              (Address of principal executive offices) (Zip Code)

                                 (561) 998-3435
               Registrant's telephone number, including area code

          902 Clint Moore Road, Suite 136-C; Boca Raton, Florida 33487 (Former name or former address, if changed since last report)

Item 5. Other Events.

     As previously disclosed in the Registrant's Form 8-K filed on December 16, 1999, for all operating, financial, tax and accounting purposes, Trilogy International, Inc. ("Trilogy"), a Florida-corporation, an Internet based company currently selling wholesome, non-toxic and proven effective pet care products and human nutritional products, was merged into Trilogy Acquisition Corporation, a wholly owned subsidiary of the Registrant in a privately negotiated, arms-length transaction in consideration for 1,817,273 shares of the Registrant's common stock.

     The financial statements of Trilogy and the pro forma financial information required to be filed in accordance with Item 7 of Form 8-K are filed herewith.

Item 7. Financial Statements and Exhibits.

(a)Financial Statements

Audited Financial Statements of Trilogy for the years ended December 31, 1998 and Unaudited Financial Statements for the nine months ended September 30, 1999.

(b)Pro forma financial information.

AmeriNet Group.com, Inc. Pro Forma Combined Balance Sheets at December 31, 1998; Pro Forma Combined Statements of Operations for the six months ended June 30, 1999 and three months ended September 30, 1999.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            AmeriNet Group.com, Inc

Dated: February 7,2000

                             /s/ Michael H. Jordan
                       ---------------------------------
                             Michael Harris Jordan
                                   President



                         Index to Financial Statements

The following financial statements, pro forma financial information and exhibits are filed as part of this Form 8-K/A:

Independent Auditor's Report
Balance Sheet
Statement of Operations
Statement of Changes in Stockholders' Deficit
Statement of Cash Flows
Notes to Financial Statements

                            AmeriNet Group.com, Inc.

(b) Pro financial information.

On December 1, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, Trilogy Acquisition Corporation, acquired 100% of the outstanding common stock of Trilogy International, Inc. ("Trilogy"). As consideration the registrant issued 1,817,273 shares of its common stock to the shareholders of Trilogy. Under the terms of the acquisition agreement, the registrant will invest up to $ 900,000 in Trilogy within 180 days after the completion of the merger and the filing of the required reports with the United States Securities and Exchange Commission.

On November 12, 1999, AmeriNet Group.com, Inc., through its wholly owned subsidiary, American Internet Technical Center, Inc., merged with WRIwebs.com, Inc. ("WRI"). As consideration the registrant issued 531,000 shares of its common stock to the shareholders of WRI. The Pro Forma Combined Balance Sheets and Statements of Operations give effect to this merger.

The following Pro Forma Combined Balance Sheet of the Registrant has been prepared by management of the Registrant based upon the balance sheets of the Registrant as of December 31, 1998, June 30, 1999 and September 30, 1999. The Pro Forma Balance Sheets also includes Trilogy's Balance Sheets as of December 31, 1998, June 30, 1999, and September 30, 1999. The Pro Forma Combined Statement of Operations was prepared based upon the statement of operations for the Registrant for the twelve months ended December 31, 1998, the six months ended June 30,1999, and the three months ended September 30, 1999. The Pro Forma Statement of Operations also includes Trilogy's statement of operations for the twelve months ended December 31, 1998, the six months ended June 30, 1999, and the three months ended September 30, 1999. The pro forma statements give effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to pro forma combined financial statements. The pro forma combined balance sheet as of December 31, 1998 gives effect to the acquisition as if it had occurred as of December 31, 1998. The pro forma combined balance sheet as of June 30, 1999 gives effect to the acquisition as if it had occurred as of June 30, 1999. The pro forma combined balance sheet as of September 30, 1999 gives effect to the acquisition as if it had occurred as of September 30, 1999. The pro forma combined statement of operations for the year ended December 31, 1998, gives effect to the acquisition as if it had occurred as of January 1, 1998. The pro forma combined statement of operations for the six months ended June 30, 1999, gives effect to the acquisition as if it had occurred as of January 1, 1999. The pro forma combined statement of operations for the three months ended September 30, 1999, gives effect to the acquisition as if had occurred as of July 1, 1999.

The pro forma adjustments are based upon available information and certain assumptions that management believes are reasonable. The pro forma combined financial statements do not purport to represent what the combined companies' financial position or results of operations would actually have been had the acquisition occurred on such date or as of the beginning of the period indicated, or to project the combined companies' financial position or results of operations for any future period.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                              FINANCIAL STATEMENTS
                           AUGUST 7, 1998 (INCEPTION)
                           THROUGH DECEMBER 31, 1998




                               TABLE OF CONTENTS

Independent Auditor's

Report.........................................................5

Financial Statements:

   Balance Sheets as of December 31, 1998 and unaudited as of
   June 30, 1999 and September 30,1999.........................6

   Statements of Operation for the period from August 7, 1998 (Inception)through December 31, 1998 and unaudited for the six months ended June 30, 1999 and for the three months ended September 30, 1999....................................7

   Statements of Changes in Stockholders'Equity (Deficit)for the period from August 7, 1998 (Inception) through
   December 31, 1998 and unaudited for the six months ended
   June 30, 1999 and for the three months ended  September 30,
   1999 .....................................................8-9

   Statements of Cash Flows for the period from August 7, 1998 (Inception) through December 31, 1998 and unaudited for the six months ended June 30, 1999 and for the three months ended
   September 30, 1999 ........................................10

Notes to Financial

Statements...................................................11-13

                     DASZKAL, BOLTON, MANELA, DEVLIN & CO.
                          CERTIFIED PUBLIC ACCOUNTANTS
                   A PARTNERSHIP OF PROFESSIONAL ASSOCIATIONS

       2401 N. W. BOCA RATON BOULEVARD, SUITE #100, BOCA RATON, FL 33431
                   TELEPHONE (561)367-1040 FAX (561)750-3236


JEFFREY A. BOLTON, CPA, P.A.                   MEMBER OF THE AMERICAN INSTITUTE
MICHAEL I. DASZKAL, CPA, P.A.                  OF CERTIFIED PUBLIC ACCOUNTANTS
ROBERT A. MANELA, CPA, P.A.
TIMOTHY R. DEVLIN, CPA. P.A.



                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Stockholders
Trilogy International, Inc.

We have audited the accompanying balance sheet of Trilogy International, Inc., (a development stage company) as of December 31, 1998, and the related statements of operation, changes in stockholders' equity (deficit) and cash flows for the period ended, from August 7, 1998 (inception) to December 31, 1998. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Trilogy International, Inc., as of December 31, 1998, and the results of its operations and its cash flows for the period from August 7, 1998 (inception) to December 31, 1998, in conformity with generally accepted accounting principles.

/s/ Daszkal Bolton Manela Devlin & Co.

Boca Raton, Florida
January 14, 2000

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                                 BALANCE SHEETS

                                     ASSETS

                                                                June 30, 1999   September 30, 1999
                                        December 31, 1998       (Unaudited)     (Unaudited)

Current assets:
     Cash                               $   -                    $229,339        $   5,778
     Accounts receivable                    -                           -            2,132
     Inventory                              -                      33,415          143,339
                                        -------------------    ---------------  ------------
  Total current assets                      -                     262,754          151,249
                                        -------------------    ---------------- ------------
Property and equipment, net                 -                     109,993          138,420
                                        -------------------    ---------------- ------------
Other assets:
     Deposits                               -                      18,648           15,675
     Loan costs                             -                          -             5,000
                                        -------------------    ---------------- ------------
  Total other assets                        -                      18,648           20,675
                                        -------------------    ---------------- ------------
         Total assets                   $   -                   $ 391,395        $ 310,344
                                        ===================    ================ ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current liabilities:
     Accounts payable                   $      -                $      -         $ 138,815
     Loans payable                             -                       -            34,858
     Accrued expenses                     63,406                  307,962          365,755
                                        -------------------     ------------    -------------
Total current liabilities                 63,406                  307,962          539,428
                                        -------------------     -------------   -------------
Stockholders' equity (deficit):

  Preferred stock, $0.50 stated value;
  2,500,000  693,000 shares issued and
  outstanding at December 31, 1998,
  June 30, 1999 and September 30, 1999,
  respectively                                 -                  330,000          346,500
  Common stock, $0.001 par value;
  30,000,000 authorized shares;
  3,240,000 and 4,650,000 and
  4,655,184 shares issued and
  outstanding at December 31,
  1998, June 30, 1999 and September
  30, 1999 respectively                    3,240                    4,560            4,655
  Additional paid-in capital              86,466                  392,758          425,065
  Outstanding stock options               17,270                   17,270           17,270
  Deficit accumulated during the
    development stage                    (170,382)               (661,155)      (1,022,574)
                                         -----------------       ------------  --------------
Total stockholders'equity (deficit)       (63,406)                 83,433          (229,084)
                                        -----------------       ------------- ---------------
Total liabilities and
    stockholders' equity (deficit)      $        -              $ 391,395       $  310,344
                                        ====================    =============   =============

                 See accompanying notes to financial statements

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF OPERATION

                                        August 7, 1998
                                        (Inception)             Six Months Ended        Three Months Ended
                                        through                 June 30, 1999           September 30, 1999
                                        December 31, 1998       (Unaudited)             (Unaudited)

Sales                                   $            -          $          -            $   38,571

Cost of sales                                        -                     -                18,375
                                        ----------------        ----------------       ----------------
Gross profit                                         -                     -                20,196

Selling, general and
   administrative expenses                     170,382                   490,773           381,615

                                        ----------------        ----------------        ---------------
Loss from operations                          (170,382)                (490,773)          (361,419)

                                        ----------------        ----------------        ---------------
Provision (benefit) for income taxes                -                      -                    -
                                        ----------------        ----------------        ---------------
Net loss                                $    (170,382)            $    (490,773)        $ (361,419)
                                        ================        ================        ===============
Net loss per share (basic and diluted)  $      (0.05)             $       (0.13)        $    (0.08)
                                        ================        ================        ===============
Weighted average common shares
       outstanding                      $   3,240,000             $    3,903,646        $ 4,595,770
                                        ================        ================        ================

                See accompanying notes to financial statements.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                        Accumulated
                                                                        Additional                      Deficit
                        Common Stock            Preferred Stock         Paid-In         Outstanding     Development
                        Shares  Amount          Shares  Amount          Capital         Stock Options   Stage           Total


Balance, August 7, 1998     -   $    -          -       $   -           $      -        $      -        $      -        $   -

Common stock issued     324,000   3,240         -           -             86,466               -               -        89,706

Stock split, 10 for 1 2,916,000      -          -           -                  -               -               -            -

Stock options issued        -        -          -           -                  -          17,270               -        17,270

Net loss -
   December 31, 1998        -        -          -           -                  -               -           (170,382)  (170,382)
                        ---------------         -------------           -------------   --------------  -------------   ----------
Balance,
   December 31, 1998   3,240,000  3,240         -           -             86,466          17,270           (170,382)   (63,406)

Common stock issued    1,320,000  1,320         -           -            328,680               -               -        330,000

Preferred stock issued      -        -       660,000    330,000                -               -               -        330,000

Contribution to capital     -        -          -           -              2,350               -               -          2,350

Costs of issuance           -        -          -           -           (24,738)               -               -       (24,738)

Net loss - June 30, 1999
(Unaudited)                 -        -          -           -                  -               -           (490,773)  (490,773)
                        ----------------        ---------------         ------------    --------------  --------------  -----------
Balance, June 30, 1999
(Unaudited)           4,560,000  $4,560      660,000    $330,000        $392,758        $  17,270       $  (661,155)    $83,433
                        ================        ===============         ============    ==============  ==============  ===========

                See accompanying notes to financial statements.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
            STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (DEFICIT)

                                                                                                        Accumulated
                                                                        Additional                      Deficit
                        Common Stock            Preferred Stock         Paid-In         Outstanding     Development
                        Shares    Amount        Shares      Amount      Capital         Stock Options   Stage           Total

Balance, July 1, 1999
(Unaudited)             4,560,000 $ 4,560       $ 660,000   $ 330,000   $ 392,758       $  17,270       $ (661,155)     $  83,433

Treasury stock purchased (33,000)    (33)               -           -          33               -                -              -

Treasury stock re-issued  33,000      33                -           -       8,217               -                -          8,250

Common stock issued       33,000      33                -           -       8,217               -                -          8,250

Preferred stock issued         -       -           33,000      16,500           -               -                -         16,500

Contribution to capital        -       -                -           -         355               -                -            355

Stock issued for services 62,184      62                -           -      15,485               -                -         15,547

Net loss -
September 30, 1999
(Unaudited)                    -       -                -           -           -               -          (361,419)      (361,419)
                        -------------------     ----------------------  --------------  -------------   --------------  ------------
Balance,
September 30, 1999
(Unaudited)             4,655,184  $ 4,655         693,000  $346,500    $ 425,065       $  17,270       $ (1,022,574)   $(229,084)
                       ====================     ======================= =============== =============== ==============  ===========


                See accompanying notes to financial statements.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                            STATEMENTS OF CASH FLOWS

                                                August 7, 1998          Six Months Ended        Three Months Ended
                                                (Inception) through     June 30, 1999           September 30, 1999
                                                December 31, 1998       (Unaudited)             (Unaudited)

Cash flows from operating activities:

         Net loss                               $ (170,382)             $(490,773)              $ (361,419)
         Adjustments to reconcile net loss to net
         cash used by operating activities:
         Depreciation and amortization                  -                   5,500                    3,146
         Common stock issued for services               -                       -                   15,547
         Stock options outstanding                   17,270                     -                        -
         (Increase) decrease
            Accounts receivable                         -                       -                   (2,132)
            Inventory                                   -                 (33,415)                (109,924)
            Deposits                                    -                 (18,648)                   2,973
            Loan costs                                  -                       -                   (5,000)
         Increase (decrease) in:
            Accounts payable                            -                       -                  138,815
            Accrued expenses                         63,406               244,556                   57,793
                                                --------------------    -------------------     ---------------
     Net cash used by operating activities          (89,706)             (292,780)                (260,201)
                                                ---------------------   -------------------     ---------------
     Cash flows from investing activities:
         Purchase of property and equipment             -                (115,493)                 (31,573)
                                                ---------------------    -------------------     ---------------
     Cash flows from financing activities:
         Issuance of common stock, net               89,706               317,631                   16,500
         Issuance of preferred stock, net               -                 317,631                   16,500
         Contributions to capital                                           2,350                      355
         Increase in loans payable                      -                       -                   34,858
                                                ---------------------   -------------------     -----------------
    Net cash provided by financing activities        89,706               637,612                   68,213
                                                ----------------------  -------------------     -----------------
     Net increase (decrease) in cash                    -                 229,339                 (223,561)

     Cash at beginning of period                        -                       -                  229,339
                                                ----------------------  -------------------     -----------------
     Cash at end of period                      $       -               $ 229,339               $    5,778
                                                ======================  ===================     =================
     Supplementary information:

     Cash paid for:
         Interest                               $       -               $     213               $      888
                                                ======================= ==================      =================
         Income taxes                           $       -               $       -               $        -
                                                ======================= ==================      =================
     Non-cash transactions:
         Common stock issued for services               -                       -                    62,184
                                                ======================= ==================      =================

                See accompanying notes to financial statements.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 1 - DESCRIPTION OF BUSINESS AND DEVELOPMENT STAGE RISK

The company is a Florida corporation organized in August 1998. The Company intends to distribute its products through an Internet based network-marketing plan (also known as multi-level marketing). The company intends to offer both a line of pure healthy pet foods including supplements, vitamins, antioxidants and biscuits, and also to provide a line of environmentally friendly cleaning products.

The Company has made no significant product sales to date. Since its inception, the Company has been dependent upon the receipt of capital investment or other financing to fund its continuing activities. In addition to the normal risks associated with a new business venture, there can be no assurance that the Company's product development will be successfully completed or that it will be a commercial success. Further, the Company is dependent upon certain related parties to provide continued funding and capital resources.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Cash Equivalents

The  Company  considers  all   highly-liquid   debt  instruments  with  original
maturities of three months or less to be cash equivalents. As of December 31, 1998, the Company has no cash or cash equivalents.

Use of Estimates

The preparation of financial statements in conformity with general accepted accounting principles requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Stock Compensation

The Company has adopted Statement of Financial Accounting Standards No. 123 ("SFAS 123"), "Accounting for Stock-Based Compensation." SFAS 123 encourages the use of a fair-value-based method of accounting for stock-based awards under which the fair value of stock options is determined on the date of grant and expensed over the vesting period. Under SFAS 123, companies may, however, measure compensation costs for those plans using the method prescribed by Accounting Principles Board Opinion No. 25 ("APB No. 25"), "Accounting for Stock Issued to Employees." Companies that apply APB No. 25 are required to include pro forma disclosures of net earnings and earnings per share as if the fair-value-based method of accounting had been applied. The Company elected to account for such plans under the provisions of APB No. 25.

Unaudited Interim Information

The information presented as of June 30, 1999 and September 30, 1999, and for the six-month period ended June 30, 1999 and the three-month period ended September 30, 1999, has not been audited. In the opinion of management, the unaudited interim financial statements include all adjustments, consisting only of normal recurring adjustments, necessary to present fairly the Company's financial position as of June 30, 1999 and September 30, 1999, and the results of its operations and its cash flows for the six months ended June 30, 1999 and the three months ended September 30, 1999, and the stockholders' equity for the six months ended June 30, 1999 and for the three months ended September 30, 1999.

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Inventory

Inventory is stated at the lower of cost or market on a First-In, First-Out basis, and consists primarily of merchandise held for resale.

NOTE 3 - INCOME TAXES

The company has elected to capitalize the start up cost incurred during 1998 of $170,382. The start up cost will be amortized over sixty (60) months in accordance with the internal revenue code. The Company's evaluation of the tax benefit of its carry forward is presented in the following table. The tax amounts have been calculated using the 34% federal and 5.5% state income tax rates.

                                                        1998
Deferred Tax Asset:
        Tax benefit of net operating loss               $67,301
        Less valuation allowance                        (67,031)
                                                        ----------
        Deferred Tax Asset                              $      -
                                                        ==========
NOTE 4 - STOCK OPTIONS

At December 31, 1998, the Company has granted 222,001 stock options to certain employees and consultants at an exercise price of $0.25 per share.

The Company has elected to account for the stock options under Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", and related interpretations. Accordingly, no compensation expensehas been recognized on the employee stock options. The company accounts for stock options granted to consultants under financial Accounting Standards Board Statement No. 123, "Accounting for Stock-Based Compensation". The Company recognized $17,220 in compensation expense for the period ended December 31, 1998.

The fair value of each option is estimated on the date of grant using the fair market value option pricing model with the assumption:

                  Risk-free interest rate                      6.0%
                  Expected life (years)                        10
                  Expected volatility                           N/A
                  Expected dividends                          None

                          TRILOGY INTERNATIONAL, INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

A summary of option transactions during the six months ended December 31, 1998 is shown below:

                                        Number          Weighted Average
                                        of Shares       Exercise Price
Outstanding at January 1, 1998               -                  -
Granted                                 222,001               0.25
Exercised                                    -
Forfeited                                    -
                                        ----------
Outstanding at December 31, 1998        222,001
                                        ----------
Exercisable at December 31, 1998        222,001
                                        ----------
Available for issuance at
        December 31, 1998               26,760,000
                                        ==========
NOTE 5 - SUBSEQUENT EVENTS

In April 1999, the Company completed a private placement offering. The offering was for 11 units consisting of 120,000 shares of common stock and 60,000 shares of series a participating preferred stock. The company issued 1,320,000 shares of common stock and 660,000 of preferred stock for a total of $660,000, net of $24,739 issuance cost.

In September  1999,  the Board of Directors  authorized the Company to sell four
(4) additional units consisting of 480,000 shares of common stock and 240,00 shares of preferred stock. In addition, the majority shareholders agreed to return up to 240,000 shares of common stock to the treasurer. In September 1999, the company sold approximately 33,000 shares of preferred stock and 66,000 shares of common stock (33,000 new shares plus 33,000 shares returned by the shareholders). The amount obtained for the issuance of these shares was $33,000.

On November 17, 1999, all of the outstanding preferred stock was converted to common stock. The company issued a total of 744,818 shares of common stock in exchange for 744,818 shares of preferred stock.

On December 1, 1999, through a wholly owned subsidiary, AmeriNet Group.com, Inc. (AmeriNet) acquired 100% of the outstanding common stock of the Company. As consideration, AmeriNet issued 1,817,273 shares of common stock to the stockholders of the Company. Under the terms of the acquisition agreement, AmeriNet will invest up to $900,000 in the Company within 180 days after the completion of the merger and filing of the required reports with the United States Securities and Exchange Commission. At the date of acquisition, all of the outstanding stock options and warrants were converted into options and warrants to purchase 1/3 shares of AmeriNet Group.com, Inc., common stock and an exercise price of $0.75 per share.

                            AmeriNet Group.com, Inc.
                       Pro Forma Combined Balance Sheets
                               September 30, 1999
                                  (Unaudited)

                                AmeriNet                WRI             Combined        Trilogy Int'l   Pro forma
                                Sept. 30, 1999          Sept. 30, 1999  Total           Sept. 30, 1999  Adjustments  Combined

Current assets:

Cash                            $ 32,718                $ 7,598         $ 40,316        $ 5,778                      $ 46,094
Accounts receivable, net          49,093                 71,896          120,989          2,132                       123,121
Inventory                              -                      -                -        143,339                       143,339
Prepaid and other assets               -                    510              510              -                           510
                                -------------------------------------------------------------------------------------------------
Total current assets              81,811                 80,004          161,815        151,249              -        313,064

Property and equipment, net       53,326                 67,094          120,420        138,420              -        258,840
                                -------------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                    639,589                725,989        1,365,578              -(e)   3,522,892      4,888,470
Loan costs                             -                      -                -          5,000                         5,000
Deposits                          14,492                      -           14,492         15,675                        30,167
                                -------------------------------------------------------------------------------------------------
Total other assets               654,081                725,989        1,380,070         20,675      3,522,892      4,923,637
                                -------------------------------------------------------------------------------------------------
Total assets                    $789,218               $873,087       $1,662,305       $310,344     $3,522,892     $5,495,541
                                =================================================================================================

Current liabilities:

Accounts payable                $ 65,370                $ 78,797        $144,167        $ 138,815                  $  282,982
Accrued expenses                  15,010                   9,646          24,656          365,756                     390,412
Deferred revenue                  39,970                  69,838         109,808                -                     109,808
Loan to stockholders              29,333                  77,755         107,088           34,858                     141,946
Loan payable - others             75,000                  34,000         109,000                -                     109,000
Cash overdraft                         -                       -               -                -                           -
                                ------------------------------------------------------------------------------------------------
Total current liabilities        224,683                 270,036         494,719          539,429             -     1,034,148

Stockholders' equity (deficit):
Preferred stock                        -                       -               -          346,500        (346,500)       -
Common stock                      81,924                   7,500          89,424            4,655          13,518     107,597
Common stock to be retired       (9,328)                       -         (9,328)                -                     (9,328)
Outstanding stock options              -                       -               -           17,270                      17,270
Additional paid in capital     4,254,223                 739,593       4,993,816          425,064        2,833,300  8,252,180
Accumulated deficit           (3,762,284)              (144,042)     (3,906,326)                -                  (3,906,326)
Accumulated deficit from inception
of Development stage                                                           -       (1,022,574)       1,022,574          -
                                ------------------------------------------------------------------------------------------------
Total stockholders'
        equity (deficit)         564,535                 603,051       1,167,586         (229,085)       3,522,892   4,461,393
                                ------------------------------------------------------------------------------------------------
Total liabilities and
        stockholders' equity    $ 789,218               $873,087      $1,662,305        $ 310,344       $3,522,892  $5,495,541
                                ===============================================================================================


1. The Pro Forma Balance Sheet at Sept. 30, 1999, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of Sept. 30, 1999.

(e) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,817,273 shares at $1.8125 per share. Goodwill of $ 3,522,892 would have been recorded if the acquisition had taken place on Sept. 30, 1999.

                            AmeriNet Group.com, Inc.
                     Pro Forma Combined Statement of Income
                    For the three months ended Sept 30, 1999
                                  (Unaudited)

                                        AmeriNet        WRI                             Trilogy Int'l
                                Three months ended  Three months ended  Combined        Three months ended          Pro Forma
                                   Sept. 30, 1999      Sept. 30, 1999   Total           Sept. 30, 1999      Adjustments     Combined

Revenues earned                 $      168,169          $ 252,083       $420,252        $   38,571                        $  420,252

Cost of revenues earned                 69,109            161,348        230,457            18,375                           230,457
                                ----------------------------------------------------------------------------------------------------
Gross profit                            99,060             90,735        189,795            20,196                     -     189,795

Operating expenses:
Selling, general and
administrative expense                 476,341            193,600        669,941           381,615(f)             53,506   1,105,062
                                ----------------------------------------------------------------------------------------------------
     Total operating expenses          476,341            193,600        669,941           381,615                53,506   1,105,062
                                ----------------------------------------------------------------------------------------------------
Net income (loss)               $     (377,281)         $(102,865)      $(480,146)      $ (361,419)            $(53,506)  $(915,267)
                                ====================================================================================================
Basic net loss per share        $       (0.05)                          $   (0.06)                                        $   (0.11)
                                ==================================================                                      ============
Weighted average shares
    outstanding                      8,148,308                          8,679,308                                          8,439,839
                                ==================================================                                      ============
Fully diluted net loss
per share                       $      (0.05)                           $   (0.06)                                       $   (0.11)
                                ==================================================                                      ============
Fully diluted average shares
        outstanding                  8,148,308                          8,679,308                                          8,439,839
                                ==================================================                                       ===========

1. The Pro Forma Statement of Operations for the three months ended Sept. 30, 1999 is based upon the three months ended Sept. 30, 1999 for the Registrant and Trilogy International, Inc. and gives effect to the acquisition as if it had occured on July 1, 1999.

(f) Amount represents the amortization of the goodwill of $ 3,210,373 over 15 years using the straight line method.

                            AmeriNet Group.com, Inc.
                       Pro Forma Combined Balance Sheets
                                 June 30, 1999
                                  (Unaudited)

                                AmeriNet                WRI             Combined        Trilogy Int'l           Pro forma
                                June 30, 1999           June 30, 1999   Total           June  30, 1999  Adjustments  Combined

Current assets:

Cash                            $ 79,021                $ 13,832        $ 92,853        $ 229,339                     $ 322,192
Accounts receivable, net          76,662                  49,250         125,912                -                       125,912
Inventory                              -                       -               -           33,415                        33,415
Prepaid and other assets               -                       -               -                -                             -
                                ------------------------------------------------------------------------------------------------
Total current assets             155,683                  63,082         218,765          262,754                 -     481,519

Property and equipment, net       33,656                  35,054          68,710          109,993                 -     178,703
                                ------------------------------------------------------------------------------------------------
Other assets:
Goodwill, net                  1,470,559                 763,646       2,234,205               - (c)       3,210,373  5,444,578
Deposits                          14,492                                  14,492           18,648                        33,140
                                ------------------------------------------------------------------------------------------------
Total other assets             1,485,051                 763,646       2,248,697           18,648          3,210,373  5,477,718
                                -----------------------------------------------------------------------------------------------
Total assets                  $1,674,390               $ 861,782      $2,536,172        $ 391,395          3,210,373 $6,137,940
                                ================================================================================================
Current liabilities:
Accounts payable                $ 10,648               $  51,475        $ 62,123        $       -                    $   62,123
Accrued expenses                  16,901                   9,646          26,547          307,962                       334,509
Deferred revenue                  80,558                  68,191         148,749                -                       148,749
Loan to stockholders              29,333                  14,601          43,934                -                        43,934
Cash overdraft                         -                       -               -                -                             -
                                ------------------------------------------------------------------------------------------------
Total current liabilities        137,440                 143,913         281,353          307,962                   -   589,315

Stockholders' equity (deficit):
Preferred stock                        -                       -               -          330,000            (330,000)        -
Common stock                      80,948                   5,310          86,258            4,560              13,613   104,431
Outstanding stock options              -                                       -           17,270                   -    17,270
Additional paid in capital     4,841,005                 791,291       5,632,296          392,758           2,865,605 8,890,659
Accumulated deficit           (3,128,785)               (78,732)     (3,207,517)                -                   - (3,207,517)
Accumulated deficit from inception of
 development stage              (256,218)                     -        (256,218)         (661,155)            661,155  (256,218)
                                ------------------------------------------------------------------------------------------------
Total stockholders'
        equity (deficit)       1,536,950                 717,869       2,254,819           83,433           3,210,373  5,548,625
                                -------------------------------------------------------------------------------------------------
Total liabilities and
        stockholders' equity  $1,674,390               $ 861,782    $  2,536,172        $ 391,395         $ 3,210,373 $6,137,940
                                =================================================================================================


1. The Pro Forma Balance Sheet at June 30, 1999, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of June 30, 1999.

(c) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,817,273 shares at $1.8125 per share. Goodwill of $ 3,210,373 would have been recorded if the acquisition had taken place on June 30, 1999.

                            AmeriNet Group.com, Inc.
                     Pro Forma Combined Statement of Income
                     For the six months ended June 30, 1999
                                  (Unaudited)


                                        AmeriNet        WRI                             Trilogy Int'l
                                Six months ended  Six months ended      Combined        Six months ended          Pro Forma
                                   June 30, 1999      June 30, 1999     Total           June 30, 1999       Adjustments     Combined


Revenues earned                 $       -          $ 692,390            $692,390        $        -                         $ 692,390

Cost of revenues earned                 -            235,339             235,339                 -                           235,339
                                ----------------------------------------------------------------------------------------------------
Gross profit                            -            457,051             457,051                 -                   -       457,051

Operating expenses:
Selling, general and
        administrative expense     256,218           444,848             701,066            490,773(d)         109,794     1,301,633
                                ----------------------------------------------------------------------------------------------------
     Total operating expenses      256,218           444,848             701,066            490,773            109,794     1,301,633
                                ----------------------------------------------------------------------------------------------------
Net income (loss)               $ (256,218)       $ 12,203              $(244,015)      $  (490,773)         $ 109,794)  $ (844,582)
                                ====================================================================================================
Basic net loss per share        $   (0.04)                              $ (0.04)                                         $  (0.10)
                                ================================================                                        ============
Weighted average shares
       outstanding               6,091,566                             6,622,566                                          8,439,839
                                ================================================                                        ============
Fully diluted net loss per share $ (0.04)                               $(0.04)                                          $ (0.10)
                                ================================================                                        ============
Fully diluted average shares
       outstanding              6,091,566                              6,622,566                                          8,439,839
                                ================================================                                        ============

1. The Pro Forma Statement of Operations for the six months ended June 30, 1999 is based upon the six months ended June 30, 1999 for the Registrant and Trilogy International, Inc. and gives effect to the acquisition as if it had occured on January 1, 1999.

(d) Amount represents the amortization of the goodwill of $ 3,293,807 over 15 years using the straight line method.

                            AmeriNet Group.com, Inc.
                       Pro Forma Combined Balance Sheets
                               December 31, 1998
                                  (Unaudited)

                                AmeriNet                WRI             Combined        Trilogy Int'l           Pro forma
                                Dec. 30, 1998           Dec. 31, 1998   Total           Dec.  31, 1998  Adjustments  Combined

Current assets:
Cash                            $ 13,182                $ 4,002         $ 17,184        $        -      $        -      $ 17,184
Accounts receivable                    -                 23,633           23,633                 -               -        23,633
Prepaid and other assets               -                  8,406            8,406                 -               -             -
                                -------------------------------------------------------------------------------------------------
Total current assets              13,182                 36,041           49,223                 -               -        40,817

Property and equipment, net            -                 30,162           30,162                 -               -        30,162
                                -------------------------------------------------------------------------------------------------

Other assets:
Goodwill, net                          -                763,646          763,646                 -        3,293,807    4,057,453
                                -------------------------------------------------------------------------------------------------
Total other assets                     -                763,646          763,646                -         3,293,807    4,057,453
                                -------------------------------------------------------------------------------------------------
Total assets                    $ 13,182              $ 829,849        $ 843,031        $       -       $ 3,293,807   $4,128,432
                                =================================================================================================

Current liabilities:
Accounts payable                $ 4,661               $ 42,602         $  47,263        $       -       $         -   $   47,263
Accrued expenses                147,000                 19,187           166,187           63,406                 -      229,593
Deferred revenue                      -                 74,823            74,823                -                 -       74,823
Cash overdraft                        -                 13,026            13,026                -                 -       13,026
                                -------------------------------------------------------------------------------------------------
Total current liabilities       151,661                149,638           301,299           63,406                 -      364,705

Stockholders' equity (deficit):
Common stock                     59,911                  5,310            65,221            3,240             14,933      83,394
Outstanding stock options                                                                  17,270                 -       17,270
Additional paid in capital    2,930,395                674,901         3,605,296           86,466          3,111,492   6,803,254
Retained earnings(deficit)   (3,128,785)                     -       (3,128,785)         (170,382)           170,382  (3,128,785)
                                --------------------------------------------------------------------------------------------------
Total stockholders'
        equity (deficit)       (138,479)               680,211           541,732          (63,406)         3,296,807   3,775,133
                                -------------------------------------------------------------------------------------------------
Total liabilities and
        stockholders' equity    $ 13,182             $ 829,849        $  843,031         $      -      $   3,296,807  $4,139,838
                                =================================================================================================


1. The Pro Forma Balance Sheet at December 31, 1998, is based upon the balance sheets of the Registrant and Trilogy International, Inc., as of December 31, 1998.

(a) The purchase price for the acquisition of all the common stock of Trilogy International, Inc., was 1,817,273 shares at $1.8125 per share. Goodwill of $3,293,807 would have been recorded if the acquisition had taken place on December 31, 1998.

                            AmeriNet Group.com, Inc.
                     Pro Forma Combined Statement of Income
                 For the twelve months ended December 31, 1998
                                  (Unaudited)


                                        AmeriNet        WRI                             Trilogy Int'l
                                Twelve months ended  Twelve months ended Combined       Five months ended          Pro Forma
                                December 31, 1998    December 31, 1998   Total          December 31, 1998    Adjustments    Combined


Revenues earned                 $          -         $1,037,212         $1,037,212      $      -             $       -    $1,037,212

Cost of revenues earned                    -            339,713            339,713             -                     -       339,713
                                ----------------------------------------------------------------------------------------------------
Gross profit                               -            697,499            697,499             -                     -       697,499

Operating expense:
Selling, General and Administrative        -            839,344            839,344        170,382              219,587     1,229,313
                                ----------------------------------------------------------------------------------------------------
Total operating expense                    -            839,344            839,344        170,382              219,587     1,229,313

Loss from operations                       -          (141,845)          (141,845)       (170,382)            (219,587)    (531,814)

Other expense:
Loss from discontinued operations   (562,415)               -            (562,415)             -                     -     (562,415)
                                ----------------------------------------------------------------------------------------------------
Total other expense                 (562,415)               -            (562,415)             -                     -     (562,415)
                                ----------------------------------------------------------------------------------------------------
Net loss                        $   (562,415)       $ (141,845)         $(704,260)     $(170,382)            $(219,587) $(1,094,229)
                                ====================================================================================================
Basic net loss per share        $      (0.13)                           $  (0.15)                                       $     (0.17)
                                ================                        ============                                    ============

Weighted average shares
       outstanding                 4,174,778                            4,705,778                                          6,523,051
                                ================                        ============                                    ============

Fully diluted net loss per share $     (0.13)                           $  (0.15)                                       $     (0.17)
                                ================                        ============                                    ============
Fully diluted average shares
        outstanding                4,174,778                            4,705,778                                          6,523,051
                                 ================                       ============                                    ============


1. The Pro Forma Statement of Operations for the year ended December 31, 1998 is based upon the twelve months ended December 31, 1998 for the Registrant and Trilogy International, Inc., and gives effect to the acquisition as if it had occured on January 1, 1998.

(b) Amount represents the amortization of goodwill of $ 3,293,807 over 15 years using the straight line method.